Execution Version
FIRST AMENDMENT AND LIMITED WAIVER TO TERM LOAN
CREDIT AGREEMENT
This FIRST AMENDMENT AND LIMITED WAIVER TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), is dated as of May 13, 2025, by and among, KEY TRONIC CORPORATION, a Washington corporation (the “Company”), KEY TRONIC CHINA LTD., a Washington corporation (“Key Tronic China Holdings”), CDR MANUFACTURING, LLC, a Kentucky limited liability company (“CDR Manufacturing”), AYRSHIRE ELECTRONICS OF ARKANSAS LLC, a Kentucky limited liability company (“Ayrshire Arkansas”), AYRSHIRE ELECTRONICS OF MISSISSIPPI, LLC, a Kentucky limited liability company (“Ayrshire Mississippi”; each of the Company, Key Tronic China Holdings, CDR Manufacturing, Ayrshire Arkansas, Ayrshire Mississippi, and each other Person joined to the Credit Agreement (as defined below) as a borrower from time to time may be referred to herein individually, as a “Borrower” and collectively, as “Borrowers”), each Person joined to the Credit Agreement as a guarantor from time to time (individually, as a “Guarantor” and collectively, as “Guarantors”), the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and CALLODINE COMMERCIAL FINANCE, LLC, as agent for the Lenders (in such capacity, the “Agent”).
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders and Agent are parties to that certain Term Loan Credit Agreement, dated as of December 3, 2024 (the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, and as may be amended, restated, amended and restated, supplemented or otherwise modified and in effect hereafter, the “Credit Agreement”);
WHEREAS, Section 8.12(b) of the Existing Credit Agreement requires, among other things, the Loan Parties not to permit LTM Consolidated EBITDA, tested quarterly on the last day of each fiscal quarter for the prior twelve month period then ending, to be less than $18,500,000 for the fiscal quarter ending March 29, 2025 (the “Minimum LTM Consolidated EBITDA Requirement”);
WHEREAS, the Loan Parties failed to satisfy the Minimum LTM Consolidated EBITDA Requirement, in violation of Section 8.12(b) of the Existing Credit Agreement (the “Minimum LTM Consolidated EBITDA Violation”);
WHEREAS, the Loan Parties acknowledge that an Event of Default exists and is continuing under Section 9.01(b) of the Existing Credit Agreement as a result of the Minimum LTM Consolidated EBITDA Violation (the “Minimum LTM Consolidated EBITDA Event of Default”); and
WHEREAS, the Loan Parties have requested that the Agent and the Lenders waive the Minimum LTM Consolidated EBITDA Event of Default and make certain amendments to the Existing Credit Agreement, and the Agent and the Lenders have agreed to do so subject to the terms and conditions that are described herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

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Section 2.
Section 3.Amendments.
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the proper alphabetical order:
(b)“‘Average Availability’ means, for any date of determination, the quotient obtained by dividing (a) the sum of Availability for each day in the applicable period, by (b) the number of days in such period.”
“‘Cash Flow Forecast’ means a 13-week cash flow forecast, in form and substance reasonably satisfactory to the Agent, setting forth and including the Loan Parties’ good faith projections of all weekly cash receipts, disbursements and Inventory receipts on a line item basis in connection with the operation of their businesses for the following 13-week period.”
“‘First Amendment Effective Date’ means May 13, 2025.”
(c)Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (b), (ii) replacing the period (“.”) with “; and” at the end of clause (c) and (iii) adding the following new clause (d) immediately following clause (c) as set forth below:
“(d)    monthly, as soon as available, but in any event within 30 days after the end of each Fiscal Month, and for the period after the First Amendment Effective Date, no later than May 31, 2025, (a) an updated Cash Flow Forecast, (b) a variance report, in form and substance reasonably satisfactory to the Agent, comparing the Loan Parties’ actual cash receipts, disbursements and Inventory receipts on a line item basis for the immediately preceding month in the Cash Flow Forecast as compared to projected cash receipts, disbursements and Inventory receipts, and (c) a calculation of Average Availability for such Fiscal Month.”
(d)Section 8.12(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, the parties agree that the foregoing covenant shall only be applicable and shall only be tested for any fiscal quarter if Average Availability for such fiscal quarter was less than twelve and one-half percent (12.5%) of the Combined Borrowing Base.”
Section 4.Limited Waiver. In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Agent and the Lenders hereby agree, retroactive to March 29, 2025, to waive the Minimum LTM Consolidated EBITDA Event of Default; provided that nothing contained herein shall in any way waive, release, modify or limit the Loan Parties’ obligation to otherwise comply with the requirements of the Credit Agreement and the other Loan Documents. The waiver contained in this Section is a limited waiver, and shall be effective only in this specific instance and for the specific purpose set forth herein, and shall not be deemed to constitute a waiver of, or consent to any noncompliance with, any other term or requirement under the Credit Agreement or any of the other Loan Documents.
Section 5.Representations, Warranties and Covenants of Each Borrower and Each Loan Party. Each Borrower and each other Loan Party represents and warrants to the Lenders and Agent and agrees that:
(a)the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all respects as of the date hereof (or, to the extent any representations

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or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date), both before and after giving effect to this Amendment;
(b)on the First Amendment Effective Date (as defined herein), after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;
(c)the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each Borrower and each other Loan Party party hereto, and this Amendment is a legal, valid and binding obligation of each Borrower and each other Loan Party party hereto, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(d)the execution, delivery and performance of this Amendment does not conflict with or result in a breach by any Borrower or any other Loan Party of any term of any Material Contract to which such Loan Party is a party or is subject except where any such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
Section 6.Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “First Amendment Effective Date”) upon satisfaction of each of the following conditions:
(a)each Borrower, the other Loan Parties, the Required Lenders and Agent shall have executed and delivered to the Agent this Amendment;
(b)Agent shall have received an executed copy of that certain First Amendment and Limited Waiver to Credit Agreement, dated as of the First Amendment Effective Date, duly executed by each Borrower, the other Loan Parties, the Revolving Lenders and Revolving Agent;
(c)on the First Amendment Effective Date after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default shall have occurred and be continuing;
(d)the Borrowers shall have delivered an updated Borrowing Base Certificate to the Agent; and
(e)Borrowers shall have paid or reimbursed Agent for all of Agent’s reasonable and documented out-of-pocket costs, charges and expenses incurred through the First Amendment Effective Date (including but not limited to the out-of-pocket fees and expenses of external attorneys).
Section 7.Costs and Expenses. Each Borrower hereby affirms its obligation under the Credit Agreement to reimburse the Agent for all reasonable and documented out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented out-of-pocket fees and expenses of internal and external attorneys for the Agent with respect thereto.
Section 8.GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.
Section 10.

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Section 11.Effect of Amendment; Reaffirmation of Loan Documents.
(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as expressly amended by this Amendment. Each Loan Party as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as an obligor, accommodation party or guarantor, as the case may be, hereby ratifies and reaffirms as of the date hereof all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment).
(c)The Loan Parties expressly acknowledge and agree that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as set forth herein, and (ii) except as otherwise provided herein, nothing in this Amendment shall affect or limit the Agent’s or the Lenders’ right to demand payment of liabilities owing from the Loan Parties to the Agent or the Lenders under the terms, provisions and conditions of, the Credit Agreement, the other Loan Documents and the Intercreditor Agreement, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d)Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof.
(e)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of or consent to any provision of any of the Loan Documents, except as expressly provided herein.
(f)This Amendment is a Loan Document.
Section 12.Release. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY AGREE AND ACKNOWLEDGE THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, MANAGERS, MEMBERS, EMPLOYEES OR ATTORNEYS. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED,

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SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED (INCLUDING THE IMPLEMENTATION OF ANY AVAILABILITY AGAINST THE BORROWING BASE), WHICH PARENT OR ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, MANAGERS, MEMBERS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF ANY BORROWER OR ANY LOAN PARTY TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.
Section 13.Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
Section 14.Miscellaneous. Sections 11.12, 11.14(b), (c) and (d), 11.15 and 11.16 of the Credit Agreement are incorporated herein mutatis mutandis.
[Remainder of page intentionally left blank with signature pages immediately to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
Agent:
CALLODINE COMMERCIAL FINANCE, LLC, as Administrative Agent
By: /s/ Michael Watson
Name:    Michael Watson
Title:    Managing Director
LENDERS:
CALLODINE ASSET BASED LOAN FUND II SPV, LLC, as a Lender

By Callodine Commercial Partners, LLC, its General Partner

By: /s/ Stephen Rainville
Name:    Stephen Rainville
Title:    CFO/COO
CALLODINE PERPETUAL ABL FUND SPV, LLC, as a Lender

By: Callodine Perpetual ABL Fund, LP, its Member

By: Callodine Commercial Partners, LLC, its General Partner

By: /s/ Stephen Rainville
Name:    Stephen Rainville
Title:    CFO/COO

[Key Tronic – Signature Page to First Amendment and Limited Waiver to Term Loan Credit Agreement]

Borrowers:
KEY TRONIC CORPORATION,
a Washington corporation
By: /s/ Brett Larsen
Name:    Brett Larsen
Title:    Authorized Signatory
KEY TRONIC CHINA LTD.,
a Washington corporation
By: /s/ Brett Larsen
Name:    Brett Larsen
Title:    Authorized Signatory
CDR MANUFACTURING, LLC,
a Kentucky limited liability company
By: /s/ Brett Larsen
Name:    Brett Larsen
Title:    Authorized Signatory
AYRSHIRE ELECTRONICS OF ARKANSAS LLC,
a Kentucky limited liability company
By: /s/ Brett Larsen
Name:    Brett Larsen
Title:    Authorized Signatory
AYRSHIRE ELECTRONICS OF MISSISSIPPI, LLC,
a Kentucky limited liability company
By: /s/ Brett Larsen
Name:    Brett Larsen
Title:    Authorized Signatory
[Key Tronic – Signature Page to First Amendment and Limited Waiver to Term Loan Credit Agreement]